SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 30, 1998
                                 --------------
                Date of Report (Date of earliest event reported)



                          FIELDS AIRCRAFT SPARES, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)




           Utah                        0-27100                  95-4218263
           ----                        -------                  ----------
     (State or other          (Commission File Number)         (IRS Employer
     jurisdiction of                                            Identification
      Incorporation)                                                 No.)

                               2251-A Ward Avenue
                              Simi Valley, CA 93005
                              ---------------------
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (805) 583-0080
                                 --------------
              (Registrant's telephone number, including area code)

Item 8.           Change in Fiscal Year

         On March 30, 1998, the Board of Directors of Fields Aircraft Spares, Inc. (the "Company") amended the Company's Bylaws to change the fiscal year end. The fiscal year end will change from the calendar year to a 52- or 53-week year ending on Friday of the week (commencing on Monday and ending on Sunday) which contains the last business day of December. The change will be effective for the 1998 fiscal year starting with the period beginning January 1, 1998. Accordingly, the Company will file a quarterly report for the first 13-week period ending April 3, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIELDS AIRCRAFT SPARES, INC.



Date:  April 14, 1998.                       By   /s/ Alan M. Fields
                                                  -------------------------
                                                  Alan M. Fields, President